American Century Investments®
Quarterly Portfolio Holdings
One Choice® 2065 Portfolio
October 31, 2023

One Choice 2065 Portfolio - Schedule of Investments
OCTOBER 31, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 58.7%
Focused Dynamic Growth Fund G Class(2)	62,306	2,740,222
Focused Large Cap Value Fund G Class	736,056	6,837,964
Growth Fund G Class	89,796	4,101,882
Heritage Fund G Class(2)	162,321	3,498,014
Mid Cap Value Fund G Class	280,567	4,031,753
Small Cap Growth Fund G Class	50,068	867,171
Small Cap Value Fund G Class	99,870	865,877
Sustainable Equity Fund G Class	188,656	8,032,956
		30,975,839
International Equity Funds — 26.4%
Emerging Markets Fund G Class	340,980	3,222,264
Global Real Estate Fund G Class	127,079	1,359,741
International Growth Fund G Class(2)	359,319	3,808,780
International Small-Mid Cap Fund G Class	172,469	1,445,289
International Value Fund G Class	252,146	1,961,695
Non-U.S. Intrinsic Value Fund G Class	235,838	2,124,902
		13,922,671
Domestic Fixed Income Funds — 10.8%
Diversified Bond Fund G Class	455,808	3,938,178
High Income Fund G Class	124,282	994,253
Inflation-Adjusted Bond Fund G Class	77,759	789,250
		5,721,681
International Fixed Income Funds — 4.1%
Emerging Markets Debt Fund G Class	71,429	597,860
Global Bond Fund G Class	191,854	1,577,038
		2,174,898
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $55,738,152)		52,795,089
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$52,795,089

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of underlying American Century Investments funds. The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually. Investments in the underlying funds are valued at their reported NAV.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2023 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Focused Dynamic Growth Fund(3)	$2,701	$560	$211	$(310)	$2,740	62	$(31)	—
Focused Large Cap Value Fund	6,680	945	305	(482)	6,838	736	(61)	$46
Growth Fund	4,068	607	305	(268)	4,102	90	(16)	—
Heritage Fund(3)	3,444	698	142	(502)	3,498	162	(26)	—
Mid Cap Value Fund	3,932	666	139	(427)	4,032	281	(30)	26
Small Cap Growth Fund	863	180	40	(136)	867	50	(12)	—
Small Cap Value Fund	873	160	15	(152)	866	100	(2)	4
Sustainable Equity Fund	7,884	1,181	374	(658)	8,033	189	(11)	—
Emerging Markets Fund	3,281	519	231	(347)	3,222	341	(84)	—
Global Real Estate Fund	1,304	248	69	(123)	1,360	127	(22)	—
International Growth Fund(3)	3,778	784	217	(536)	3,809	359	(54)	—
International Small-Mid Cap Fund	1,402	311	101	(167)	1,445	172	(41)	—
International Value Fund	1,929	279	94	(152)	1,962	252	(13)	—
Non-U.S. Intrinsic Value Fund	2,122	438	92	(343)	2,125	236	(5)	—
Diversified Bond Fund	3,875	510	252	(195)	3,938	456	(49)	47
High Income Fund	977	100	51	(32)	994	124	(8)	18
Inflation-Adjusted Bond Fund	770	84	43	(22)	789	78	(9)	—
Emerging Markets Debt Fund	582	79	26	(37)	598	71	(5)	8
Global Bond Fund	1,547	180	98	(52)	1,577	192	(20)	16
	$52,012	$8,529	$2,805	$(4,941)	$52,795	4,078	$(499)	$165
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.